                AMENDMENT NO. 2 TO FIRST AMENDED
                 AND RESTATED CREDIT AGREEMENT

           This Amendment No. 2 to the First Amended and Restated Credit Agreement (this "Amendment") is entered into as of May 23, 1997 among TYSON FOODS, INC. (the "Borrower"), the banks named on the signature pages hereof (the "Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent").

           WHEREAS, the Borrower, certain of the Banks, the Co-Agents named therein and the Agent are party to the First Amended and Restated Credit Agreement dated as of May 26, 1995 (as heretofore amended, the "Credit Agreement");

          WHEREAS, the Borrower has requested the Banks to extend the final maturity date provided in the Credit Agreement from May 23, 1997 to May 22, 1998 and the Banks are willing to extend such maturity date; and

          WHEREAS, the Borrower has requested the Banks to agree to certain other amendments to the provisions of the Credit Agreement, including the rate of interest payable in respect of the Loans, and the Banks are willing to agree to the request of the Borrower;

          NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.  Defined Terms.

      Unless otherwise defined in this Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.  Amendments to Credit Agreement.

      (a)   The  definition of the term "Final Maturity Date" contained  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "'Final Maturity Date' means May 22, 1998."

      (b) A new definition of the term "Net Income" is hereby added to the defined terms contained in Section 1.01 of the Credit Agreement reading as follows:

                      "'Net Income' means, for any period, the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such period (taken as a single accounting period) determined in conformity with GAAP, excluding (to the extent otherwise included therein) any gains or losses, together with any related provision for taxes, realized upon any sale of assets other than in the ordinary course of business; provided, however, that there shall be excluded therefrom the net income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or such Person's assets are acquired by the Borrower or any of its Subsidiaries."

      (c)  The definition of the term "Permitted Lien Basket" contained  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                     "'Permitted Lien Basket' means 10% of the Total Capitalization."

      (d)  The definition of the term "Permitted Disposition" contained  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                     "'Permitted Disposition' means, any disposition (except as otherwise permitted under Section 7.07) made by the Borrower or any of its Subsidiaries of any of its assets if the net income for the most recently completed four fiscal quarters derived from the assets subject to such disposition together with the net income for the most recently completed four fiscal quarters derived from all other assets sold or otherwise disposed of in the most recently completed four fiscal quarters does not exceed 10% of the Borrower's Net Income for the most recently completed four fiscal quarters."

     (e) Section 2.09(a) of the Credit Agreement is hereby amended to read as follows:

          "2.09  Interest.

                     (a) Subject to Section 2.10, each Committed Loan shall bear interest, at the option of the Borrower as follows,

                                (i)   if  such  Committed  Loan  is  a
               Reference Rate Loan, at a rate per annum equal to the Reference Rate; and
                                (ii)  if  such  Committed  Loan  is  a
               Eurodollar Loan, at a rate per annum equal to the sum of LIBOR plus .165%."

      (f) Section 3.01(a)(i) of the Credit Agreement is hereby amended to read as follows:

          "3.01  Fees.

                          (a)  (i)  The Borrower agrees to pay to  the
               Agent for the account of each Bank a facility fee at a rate per annum equal to .05% times such Bank's Commitment (regardless of utilization)."

      (g) (i) Clause (ii) of Section 7.01(h) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof and the word "and" is hereby added at the end of clause (iii) thereof.

           (ii)  A  new clause (iv) is hereby added after clause  (iii)  of
     Section 7.01(h) of the Credit Agreement reading as follows:

                    "(iv) in addition to Liens permitted under clauses
          (i) and (ii) above, Liens in connection with capital leases entered into by the Borrower or any of its Subsidiaries in connection with sale-leaseback transactions."



           (iii) The proviso appearing immediately after new clause (iv) of
     Section 7.01(h) of the Credit Agreement is hereby amended to read as follows:

                "provided, however, that the aggregate amount of Indebtedness secured by all Liens referred to in clauses
          (i), (ii), (iii) and (iv) of this paragraph (h) at any time outstanding, together with the Indebtedness secured by Liens permitted pursuant to paragraphs (i) and (l) below (and any extensions, renewals and refinancings of such Indebtedness) shall not, subject to the second proviso of paragraph (i) below, at any time exceed the Permitted Lien Basket;"

Section  3.   Reduction  of  Commitments;  Additional  Banks;  Changes   in
Commitments.

       (a) The Borrower has notified the Agent that the Aggregate Commitments will be reduced as of the effective date of this Amendment from $500,000,000 to $250,000,000.

     (b) Each of the Banks party to the Credit Agreement immediately prior to the effective date of this Amendment hereby agrees that Banca di Roma - Chicago Branch (the "Additional Bank"), by signing a counterpart of this Amendment, will become a Bank party to the Credit Agreement for all purposes thereof.

      (c) The Additional Bank by executing a counterpart of this Amendment agrees to become a Bank party to the Credit Agreement for all purposes thereof with a Commitment in the amount set forth opposite the name of the Additional Bank in Schedule 1.01(a) to this Amendment.

      (d) Each bank party to the Credit Agreement immediately prior to the effective date of this Amendment whose name does not appear on the signature pages hereof (each a "Withdrawing Bank") has consented to this Amendment and confirmed that it has elected not to continue to be a party to the Credit Agreement by delivering a letter in the form of Exhibit A (a "Confirmation of Non-Participation").

     (e) Each Bank agrees that after giving effect to the reduction of the Aggregate Commitments, the addition of the Additional Bank, the withdrawal of the Withdrawing Banks, and the adjustments in the Commitments of the Banks, the Commitment of each Bank will be in the amount set forth opposite the name of such Bank in Schedule 1.01(a) to this Amendment.

      (f) Schedules 1.01(a) and 1.01(b) of the Credit Agreement are hereby amended in their entirety to read as Schedules 1.01(a) and 1.01(b) to this Amendment.

Section 4.  Representations and Warranties.

     The Borrower represents and warrants that:

      (a) the execution and delivery of this Amendment (i) have been duly authorized by all necessary corporation action; and (ii) do not violate any Requirement of Law nor conflict with or result in the breach of any Contractual Obligations to which the Borrower is a party; and


      (b) after giving effect to this Amendment, (i) the representations and warranties of the Company contained in Article IV of the Credit Agreement (except for representations and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment; (ii) no Default or Event of Default has occurred and is continuing; and (iii) there has occurred since September 30, 1996 no Material Adverse Effect.

Section 5.  Effectiveness.

     (a) This Amendment shall become effective as of May 23, 1997 when the Administrative Agent has received the following:

           (i) counterparts of this Amendment executed by the Borrower, all the Banks and the Agent;

           (ii) copies of the resolutions of the Executive Committee of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower;

           (iii) a certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment; and

           (iv)   a Confirmation of Non-Participation from each Withdrawing
     Bank.

      (b) Upon the effectiveness of this Amendment (i) each reference in the Credit Agreement to "this Agreement", "hereunder", hereof", "herein", or words of like import shall mean and be a reference to the Credit
Agreement as amended hereby and (ii) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

      (c) Except as specifically amended above, the Credit Agreement shall remain in full force and effect.

      (d) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6.  Miscellaneous.

      (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                             TYSON FOODS, INC.

                             By:
                             Title:

                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION,
                             as Agent

                             By:
                             Title:

                             BANCA DI ROMA - CHICAGO BRANCH

                             By:
                             Title:

                             By:
                             Title:

                             THE BANK OF NOVA SCOTIA

                             By:
                             Title:

                             THE BANK OF TOKYO-MITSUBISHI, LTD.
                               HOUSTON AGENCY

                             By:
                             Title:

                             THE BANK OF YOKOHAMA, LTD.,
                               NEW YORK BRANCH

                             By:
                             Title:

                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION

                             By:
                             Title:

                             CAISSE NATIONALE DE CREDIT AGRICOLE

                             By:
                             Title:


                             THE CHASE MANHATTAN BANK

                             By:
                             Title:

                             COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEENBANK B.A.,
                               "RABOBANK NEDERLAND"
                               NEW YORK BRANCH


                             By:
                             Title:

                             By:
                             Title:

                             THE DAI-ICHI KANGYO BANK, LTD.

                             By:
                             Title:

                             DEUTSCHE BANK AG
                              NEW YORK   BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH

                             By:
                             Title:

                             By:
                             Title:

                             FIRST AMERICAN NATIONAL BANK

                             By:
                             Title:

                             THE FIRST NATIONAL BANK
                               OF CHICAGO

                             By:
                             Title:

                             THE FUJI BANK, LIMITED,
                               HOUSTON AGENCY

                             By:
                             Title:

                             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               ATLANTA AGENCY

                             By:
                             Title:


                             ISTITUTO BANCARIO SAN PAOLO
                               DI TORINO SPA

                             By:
                             Title:

                             By:
                             Title:

                             THE LONG-TERM CREDIT BANK
                               OF JAPAN, LIMITED

                             By:
                             Title:

                             THE MITSUI TRUST AND BANKING COMPANY,
                               LIMITED

                             By:
                             Title:

                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK

                             By:
                             Title:

                             NATIONSBANK OF TEXAS, N.A.

                             By:
                             Title:

                             ROYAL BANK OF CANADA

                             By:
                             Title:

                             THE SAKURA BANK, LIMITED

                             By:
                             Title:

                             THE SANWA BANK, LIMITED,
                               DALLAS AGENCY

                             By:
                             Title:

                             SOCIETE GENERALE, SOUTHWEST AGENCY

                             By:
                             Title:


                             THE SUMITOMO BANK, LIMITED

                             By:
                             Title:

                             SUNTRUST BANK, ATLANTA

                             By:
                             Title:

                             By:
                             Title:

                             THE TOKAI BANK, LIMITED -
                               NEW YORK BRANCH

                             By:
                             Title:

                                               SCHEDULE 1.01(a)
                 COMMITMENTS; PERCENTAGE SHARES

            Bank                     Commitment    Percentage
Bank of America National        $ 32,000,000.00    12.800000000%
Trust and Savings
Association
The Chase Manhattan Bank          15,900,000.00     6.360000000%
Cooperatieve Centrale             15,900,000.00     6.360000000%
Raiffeisen-Boerenleenbank
B.A., "Rabobank Nederland"
New York Branch
Morgan Guaranty Trust             15,900,000.00     6.360000000%
Company of New York
Nationsbank of Texas, N.A.        15,900,000.00     6.360000000%
Societe Generale,                 15,900,000.00     6.360000000%
Southwest Agency
The Bank of Tokyo-                14,000,000.00     5.600000000%
Mitsubishi, Ltd. Houston
Agency
Royal Bank of Canada              14,000,000.00     5.600000000%
Caisse Nationale de Credit        10,000,000.00     4.000000000%
Agricole
The Dai-Ichi Kangyo Bank,         10,000,000.00     4.000000000%
Ltd.
The First National Bank of        10,000,000.00     4.000000000%
Chicago
The Fuji Bank, Limited,            8,000,000.00     3.200000000%
Houston Agency
The Sanwa Bank, Limited,           7,000,000.00     2.800000000%
Dallas Agency
SunTrust Bank, Atlanta             6,000,000.00     2.400000000%
The Industrial Bank of             5,500,000.00     2.200000000%
Japan, Limited, Atlanta
Agency
Banca di Roma - Chicago            5,000,000.00     2.000000000%
Branch
The Bank of Nova Scotia            5,000,000.00     2.000000000%
The Bank of Yokohoma, Ltd.,        5,000,000.00     2.000000000%
New York Branch
Deutsche Bank AG                   5,000,000.00     2.000000000%
New York Branch and/or
Cayman Islands Branch
First American National            5,000,000.00     2.000000000%
Bank
Istituto Bancario San Paolo        5,000,000.00     2.000000000%
di Torino SpA
The Long-Term Credit Bank          5,000,000.00     2.000000000%
of Japan, Limited, New York
Branch
The Sakura Bank, Limited           5,000,000.00     2.000000000%
The Sumitomo Bank, Limited         5,000,000.00     2.000000000%
The Tokai Bank, Limited -          5,000,000.00     2.000000000%
New York Branch
The Mitsui Trust and
Banking Company, Limited           4,000,000.00     1.600000000%
     TOTAL                          $250,000,000.00    100.00000000%

                                                 SCHEDULE 1.01(b)


   LENDING OFFICES; ADDRESS FOR NOTICES; PAYMENT INSTRUCTIONS


                 BANCA DI ROMA - CHICAGO BRANCH


Domestic Lending Office                   Eurodollar Lending Office

BANCA DI ROMA - CHICAGO BRANCH                    Same
225 West Washington, Suite 1200
Chicago, IL  60606

Telephone:     (312) 704-2630
Facsimile:     (312) 726-3058
Attention:     Ms. Aurora Pensa


Address for Notices

Same as Above

Telephone:     (312) 704-2603
Facsimile:     (312) 726-3058
Attention:     Ms. Enza Geraci


Payment Instructions

Name of Bank where funds are to be transferred:
First National Bank of Chicago
Chicago, Illinois
ABA No.: 071-0000-13
Name of Account: Banca di Roma - Chicago Branch
Account Number:  15-05866

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


Domestic Lending Office                   Eurodollar Lending Office


BANK OF AMERICA                                   Same
231 S. LaSalle Street
Chicago, IL  60697

Telephone:     (312) 828-6574
Facsimile:     (312) 974-9626
Attention:     Tony Bradley


with copy to:

Pamela K. Rodgers
Telephone:  (713) 651-4880
Facsimile:  (713) 651-4841


Address for Notices


Bank of America National Trust
and Savings Association
333 Clay Street, Suite 4550
Houston, TX  77002

Telephone:     (713) 651-4906
Facsimile:     (713) 651-4841
Attention:     Michael J. Dillon
               Managing Director


Payment Instructions

ABA # 071000039
Bank of America Illinois
Chicago, Illinois  60697
Attention:  Tony Bradley
Account # 47-0321
Reference: Tyson Foods, Inc.

                    THE BANK OF NOVA SCOTIA


Domestic Lending Office                   Eurodollar Lending Office

THE BANK OF NOVA SCOTIA                            Same
600 Peachtree Street N.E.
Atlanta, GA 30308

Telephone: (404) 877-1565
Facsimile: (404) 888-8998
Attention: Robert Ahern


Address for Notices

Same as Above


with copy to:

The Bank of Nova Scotia
1100 Louisiana, Suite 3000
Houston, TX  77002

Telephone:  (713) 759-3443
Facsimile:  (713) 752-2425
Attention:  Paul Gonin


Payment Instructions

Via FED Wire/Corr. Bank:  The Bank of Nova Scotia
New York, NY
ABA #: 026002532
In Favor of: Atlanta Agency
A/C #: 0606634
Ref: Tyson Foods, Inc.

             THE BANK OF TOKYO-MITSUBISHI, LTD.
                         HOUSTON AGENCY



Domestic Lending Office                   Eurodollar Lending Office


THE BANK OF TOKYO-MITSUBISHI, LTD.,               Same
HOUSTON AGENCY
1100 Louisiana Street
Suite 2800
Houston, TX 77002


Telephone:  (713) 655-3807
Facsimile:  (713) 658-0116
Attention:  Mike Innes


Address for Notices

Same as Above

Telephone: (713) 655-3806
Facsimile: (713) 658-0116
Attention: Jill Ilski


Payment Instructions

Pay to The Bank of Tokyo-Mitsubishi, Ltd.,
New York Branch
Via CHIPS ABA No. 0963, BTM Houston CHIPS UID
No. 251015 or, via FED ABA No. 026009632 for crediting to The Bank of Tokyo-Mitsubishi, Ltd.,
Houston Agency, A/C No. 30001710

          THE BANK OF YOKOHAMA, LTD., NEW YORK BRANCH


Domestic Lending Office                   Eurodollar Lending Office

THE BANK OF YOKOHAMA, LTD.,                       Same
NEW YORK BRANCH
One World trade Center
Suite 8067
New York, NY 10048-0039

Telephone:     (212) 775-1700
Facsimile:     (212) 938-5450
Attention:     William A. Lucy

Address for Notices

Same as Above

Telephone:     (212) 775-1700
Facsimile:     (212) 938-5450
Attention:     Joanne Mastoras

Payment Instructions

Via FED Wire/Corr. Bank:  Chase Manhattan
City/State:  New York, NY
ABA#:  021-000-021
In favor of:  BoY, Ltd., NY
A/C#:  544-7-74477
Attn:  Loan Administration
Re:  Tyson

                  CAISSE NATIONALE DE CREDIT AGRICOLE


Domestic Lending Office                   Eurodollar Lending Office

CAISSE NATIONALE DE CREDIT AGRICOLE               Same
55 East Monroe Street
Suite 4700
Chicago, IL 60603

Telephone: (312) 917-7442
Facsimile: (312) 372-3455
Attention: Robert K. Hughes

Address for Notices

Same as Above

Telephone: (312) 917-7428
Facsimile: (312) 372-4421
Attention: Laura Schmuck

Payment Instructions

Via FED Wire/Corr. Bank:  Morgan Guaranty Trust Company
City/State:  New York, New York
ABA #: 021000238
In favor of: CNCA Chicago Branch
A/C #: 63000205
Ref: Tyson Foods

                 THE CHASE MANHATTAN BANK


Domestic Lending Office                   Eurodollar Lending Office


THE CHASE MANHATTAN BANK                          Same
270 Park Avenue
10th Floor
New York, NY  10017

Telephone:     (212) 270-5659
Facsimile:     (212) 270-5120
Attention:     Karen M. Sharf


Address for Notices

Same as Above

Telephone:     (212) 552-7319
Facsimile:     (212) 552-7500
Attention:     Joseph Brusco


Payment Instructions

Via FED Wire/Corr. Bank: Chase Manhattan Bank
ABA #: 021000021
Attention:  John Knapp, Commercial Loan Dept.
Ref: Tyson Foods

      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
              "RABOBANK NEDERLAND" NEW YORK BRANCH


Domestic Lending Office                   Eurodollar Lending Office

COOPERATIEVE CENTRALE RAIFFEISEN-                 Same
BOERENLEENBANK B.A. "RABOBANK
NEDERLAND" NEW YORK BRANCH
245 Park Avenue
New York, NY 10167

Telephone:     (212) 916-7928
Facsimile:     (212) 916-7930
Attention:     Brenda Lyew

Address for Notices

Same as Above

Telephone:     (212) 916-7928
Facsimile:     (212) 916-7930
Attention:     Brenda Lyew


Payment Instructions

Via FED Wire/Corr. Bank:  Bank of New York
City/State:  New York, NY
ABA#:   021 000 018
In favor of :  Rabobank Nederland
A/C#:  802 6002 533
Attn:  Corporate Services
Ref:  Tyson Foods, Inc.

                 THE DAI-ICHI KANGYO BANK, LTD.


Domestic Lending Office                   Eurodollar Lending Office

THE DAI-ICHI KANGYO BANK, LTD.                    Same
1 World Trade Center
Suite 4911
New York, NY 10048

Telephone: (212) 432-6639
Facsimile: (212) 912-1879
Attention: Frank Bertelle


Address for Notices

Same as Above

Telephone: (212) 432-6643
Facsimile: (212) 432-8887
Attention: Tina Brucculeri


Payment Instructions


Dai-Ichi Kangyo Bank, New York
Fedwire ABA No.: 026004307
Attn: Loan Admin. Asst. General Manager
Ref/Name of Account: (Tyson Foods)
Dept. CFD I
A/C No: N/A

                        DEUTSCHE BANK AG
                     NEW YORK BRANCH AND/OR
                     CAYMAN ISLANDS BRANCH


Domestic Lending Office                   Eurodollar Lending Office

DEUTSCHE BANK AG
NEW YORK BRANCH                           CAYMAN ISLANDS BRANCH
31 W. 52nd Street                         C/O NEW YORK BRANCH
New York, New York  10019                         Same

Telephone:     (212) 469-4091
Facsimile:     (212) 469-4138/4139
Attention:     Noble Samuel


Address for Notices


Same as Above

Telephone:     (212) 469-4091
Facsimile:     (212) 469-4138/4139
Attention:     Noble Samuel


Payment Instructions

Deutsch Bank AG
New York Branch
ABA 026003780
Ref: "Tyson principal and/or interest" (as applicable) or "Tyson fees"

                  FIRST AMERICAN NATIONAL BANK


Domestic Lending Office                   Eurodollar Lending Office


FIRST AMERICAN NATIONAL BANK                      Same
6000 Poplar Ave., Suite 300
Memphis, TN 38119

Telephone:     (901) 762-5671
Facsimile:     (901) 762-6556
Attention:     Elizabeth H. Vaughn
               Sr. Vice President


Address for Notices


Same as Above

Telephone:     (615) 748-2464
Facsimile:     (615) 748-2184
Attention:     Trish Reavis


Payment Instructions

Via FED Wire/Corr. Bank:  First American National Bank
Nashville, TN
ABA# 064000017
In Favor of: Tyson Foods, Inc.
A/C# 1002295498
Remarks: Call Trish Reavis at (615) 748-2184 upon receipt

             THE FIRST NATIONAL BANK OF CHICAGO


Domestic Lending Office                   Eurodollar Lending Office

THE FIRST NATIONAL BANK OF CHICAGO                Same
One First National Plaza
Chicago, IL 60670

Telephone: (312) 732-7894
Facsimile: (312) 732-5296
Attention: Kathleen Comella


Address for Notices

Same as Above

Telephone: (312) 732-5219
Facsimile: (312) 732-4840
Attention: Mattie Reed


Payment Instructions

Via FED Wire/Corr. Bank:  The First National Bank of Chicago
Chicago, Il
ABA# 071000013
In Favor Of: Tyson
A/C# 7521-7653

                   THE FUJI BANK, LIMITED,
                         HOUSTON AGENCY


Domestic Lending Office                   Eurodollar Lending Office

THE FUJI BANK, LIMITED,
HOUSTON AGENCY
1221 McKinney Street
Suite 4100
Houston, TX 77010

Telephone:     (713) 650-7851
Facsimile:     (713) 759-0048
Attention:     Greg Parten


Address for Notices


Same as Above

Telephone:     (713) 650-2823
Facsimile:     (713) 951-0590
Attention:     Frances Flores


Payment Instructions

Via FED Wire/Corr. Bank:  Texas Commerce Bank, N.A.
City/State:  Houston, TX
ABA#:  113000609
A/C#:  0010-197-3098
Attn:  Loan Administration
In favor of:  The Fuji Bank, Ltd. - Houston Agency

             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         ATLANTA AGENCY


Domestic Lending Office                   Eurodollar Lending Office
THE INDUSTRIAL BANK OF JAPAN,                     Same
LIMITED, ATLANTA AGENCY
One Ninety One Peachtree Tower,
Suite 3600
191 Peachtree Street N.E.
Atlanta, GA 30303-1757

Telephone:  (404) 420-3329
Facsimile:  (404) 524-8509
Attention:  Bill LaDuca, Officer


Address for Notices

Same as Above

Telephone:     (404) 420-3307
Facsimile:     (404) 577-6818
Attention:     Tracy Tull


Payment Instructions

The Industrial Bank of Japan, Limited,
  New York Branch
ABA Number 026008345
For further credit to:
IBJ Atlanta Agency
A/C Number 2601-21014
Reference: Tyson Foods

           ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA


Domestic Lending Office                   Eurodollar Lending Office


ISTITUTO BANCARIO SAN PAOLO                       Same
DI TORINO SPA
245 Park Avenue
New York, NY 10167

Telephone:     (212) 692-3160
Facsimile:     (212) 599-5303
Attention:     Robert Wurster


Address for Notices

Same as Above

Telephone:     (212) 692-3016
Facsimile:     (212) 599-5303
Attention:     Glen Binder


Payment Instructions

Via FED Wire/Corr. Bank:  First Chicago International
                          of New York, New York
ABA#:  026-009-797
In favor of:  San Paolo NY
A/C# 1002209
Attention:  Glen Binder

          THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                        NEW YORK BRANCH


Domestic Lending Office                   Eurodollar Lending Office

THE LONG-TERM CREDIT BANK OF JAPAN,               Same
  LIMITED, NEW YORK BRANCH
165 Broadway, 49th Floor
New York, NY 10006

Telephone: (212) 335-4553
Facsimile: (212) 608-2371
Attention: Ms. Maria Araujo Goncalves

Address for Notices

Same as Above

Telephone: (212) 335-4801
Facsimile: (212) 608-3452
Attention: Mr. R. Pacifici


with copy to:

The Long Term Credit Bank of Japan
Dallas Representative Office
2200 Ross Ave., Suite 4700 West
Dallas, Texas  75201


Telephone: (214) 969-5352
Facsimile: (214) 969-5357
Attention: Mr. R. Bruce Frey


Payment Instructions


Pay to: Chase Manhattan Bank, NY
ABA#: 021000021
For Account of: The Long-Term Credit Bank of Japan, Ltd.
New York Branch
Account Number:  544-7-75066
Attention:  Mr. Robert Pacifici
Reference:  Tyson Foods, Inc.

         THE MITSUI TRUST AND BANKING COMPANY, LIMITED


Domestic Lending Office                   Eurodollar Lending Office


THE MITSUI TRUST AND BANKING                      Same
 COMPANY, LIMITED
1251 Avenue of the Americas, 39th Floor
New York, New York  10020

Administrative Contact
Telephone:  (212) 790-5429
Facsimile:  (212) 790-5435
Attention:  Diane Boscarino


Address for Notices

Same as Above


Telephone:     (212) 790-5352
Facsimile:     (212) 768-9044/768-3100
Attention:     Ed Simnor


Payment Instructions

Via FED Wire/Corr. Bank:  Acount with Chase Manhattan Bank
New York, NY
ABA # 021000021
In Favor Of: Mitsui Trust
A/C # 544-7-75007
Remarks:  Re: Tyson Foods

           MORGAN GUARANTY TRUST COMPANY OF NEW YORK


Domestic Lending Office                   Eurodollar Lending Office


MORGAN GUARANTY TRUST COMPANY OF NEW YORK            Same
60 Wall Street
New York, New York  10260-0060

Telephone:     (212) 648-7078
Facsimile:     (212) 648-5336
Attention:     Christopher Kunhardt, Vice President


Address for Notices

500 Stanton Christiana Road
c/o J/P. Morgan Services
P. O. Box 6070
Newark, Delaware  19713-2107

Telephone:     (302) 634-1857
Facsimile:     (302) 634-4061
Attention: Beth Cesari


Payment Instructions

U.S. Dollars

For Libor and Base Rate loans and all fees

Morgan Guaranty Trust Company of New York
New York, New York
ABA #021000238
For Credit to:  Loan Department
A/C #999-99-090
Attention:  Module 0002
Reference: Tyson Foods, Inc.

For Base Rate loans principal and interest

Morgan Guaranty Trust Company of New York,
New York, New York
ABA# 021000238
For Credit to: JPMD
A/C: 001-39-968
Attn:  LFD
Reference: Tyson Foods, Inc.

                  NATIONSBANK OF TEXAS, N.A.

Domestic Lending Office                   Eurodollar Lending Office

NATIONSBANK OF TEXAS, N.A.                        Same
901 Main Street
Dallas, Texas  75202

Telephone: (214) 508-0280
Facsimile: (214) 508-0980
Attention: Suzanne B. Smith


Address for Notices

Same as Above

Telephone: (214) 508-1228
Facsimile: (214) 508-0944
Attention: Cynthia Amador


Payment Instructions

Via FED Wire/Corr. Bank: NationsBank of Texas, N.A.
Dallas, Texas
ABA# 111000025
A/C# 129-2000883
Ref.: Tyson Foods, Inc.

                      ROYAL BANK OF CANADA

Domestic Lending Office                   Eurodollar Lending Office

Financial Square                                   Same
24th Floor
New York, NY 10005-3531
Telephone: (212) 428-6418
Facsimile: (212) 428-6459
Attention: David A. Barsalou

Address for Notices

Same as Above

Telephone: (212) 428-6332
Facsimile: (212) 428-2372
Attention: Karene Murphy
           Loan Administrator

Payment Instructions

Destination Bank:  Chase Manhattan Bank, New York
ABA# of:           (021000021)
Name of Account:   Royal Bank of Canada, New York
Account#:           (920-1-033363)

                    THE SAKURA BANK, LIMITED

Domestic Lending Office                   Eurodollar Lending Office

THE SAKURA BANK, LIMITED                          Same
277 Park Avenue, 45th Floor
New York, NY 10172

Telephone:     (212) 756-6767
Facsimile:     (212) 888-7651
Attention:     Ken Oshima

Addresses for Notices

Same as Above

Telephone:     (212) 756-6788
Facsimile:     (212) 644-9565
Attention:     Patricia L. Walsh

Payment Instructions

Name of Bank where funds are to be transferred:
Morgan Guaranty Trust Company - New York
ABA#: 0210-0023-8
Name of Account:  The Sakura Bank, Limited - New York Branch
A/C#:   631-22-624

                   THE SANWA BANK, LIMITED,
                         DALLAS AGENCY

Domestic Lending Office               Eurodollar Lending Office

THE SANWA BANK, LIMITED,                          Same
DALLAS AGENCY
2200 Ross Avenue
4100 W. Texas Commerce Tower
Dallas, TX 75201

Telephone: (214) 665-0222
Facsimile: (214) 953-0963
Attention: Robert Smith

Address for Notices

Same as Above

Telephone: (214) 665-0229
Facsimile: (214) 741-6535
Attention: Gregory Crowe

Payment Instructions
Via FED Wire/Corr. Bank: The Sanwa Bank, Limited, New York Branch City/State: New York, NY
ABA#  026009823
In favor of:  Sanwa Bank Dallas
Ref.:  Tyson Foods, Inc.

               SOCIETE GENERALE, SOUTHWEST AGENCY

Domestic Lending Office                   Eurodollar Lending Office

SOCIETE GENERALE,
SOUTHWEST AGENCY
2001 Ross Avenue                                  Same
Suite 4800
Dallas, TX 75201

Telephone: (214) 979-2762
Facsimile: (214) 979-1104
Attention: Louis P. Laville, III

Address for Notices

Same as Above

Telephone: (214) 979-2743
Facsimile: (214) 754-0171
Attention: Molly Franklin

Payment Instructions

Vis FED Wire/Corr. Bank:  Societe Generale
City/State:  New York, NY
ABA#:  026004226
In favor of:  Tyson Foods, Inc.
A/C#:  9001611

                   THE SUMITOMO BANK, LIMITED

Domestic Lending Office                   Eurodollar Lending Office

THE SUMITOMO BANK, LIMITED                        Same
277 Park Avenue
New York, NY 10172

Telephone: (212) 224-4132
Facsimile: (212) 224-4537
Attention: Jessica Cueto

Address for Notices

Same as Above

Telephone: (212) 224-4132
Facsimile: (212) 224-4537
Attention: Jessica Cueto

Payment Instructions

Morgan Guaranty Trust Company of New York
Account Number:  631-28-256 (The Sumitomo Bank, Ltd.)
Routing Transit/ABA No:  021000238
Attention:  Loan Operations

                    SUNTRUST BANK, ATLANTA

Domestic Lending Office                   Eurodollar Lending Office

SUNTRUST BANK, ATLANTA
25 Park Place                                      Same
25th Floor
Atlanta, GA 30303
Telephone: (404) 658-4237
Facsimile: (404) 230-5305
Attention: Barbara Thomas

Address for Notices

25 Park Place
25th Floor
Atlanta, GA 30303
Telephone: (404) 827-6887
Facsimile: (404) 230-5305
Attention: Greg Cannon

Payment Instructions
Bank:          Suntrust Bank, Atlanta
ABA#:          061000104
Wire Clearing
G/L Account:   9088000112
Ref: Tyson Foods (indicate fees, principal, interest, etc.)
Attn:          Corporate Banking
               Diane Grey - 230-5356

                    THE TOKAI BANK, LIMITED -
                         NEW YORK BRANCH
Domestic Lending Office                   Eurodollar Lending Office

THE TOKAI BANK, LIMITED                           Same
55 East 52nd Street
New York, NY 10055
Telephone:  (212) 339-1117
Facsimile:  (212) 754-2171
Attention:  Stuart M. Schulman

Address for Notices

Same as Above

Telephone: (212) 339-1145
Facsimile: (212) 754-2171
Attention: Eva Cordova

Payment Instructions
Name of Bank:  The Tokai Bank, Limited, New York Branch
City, State:   New York, NY
FED Wire ABA#: 026-00-4747
For further credit to:  A/C of ourselves
Attention:  Loan Administration
Reference:  Tyson Foods, Inc. Revolving Credit Facility

                                                        EXHIBIT A



               CONFIRMATION OF NON-PARTICIPATION



      We refer to the First Amended and Restated Credit Agreement (the "Credit Agreement") dated as of May 26, 1995 among TYSON FOODS, INC. (the "Borrower"), the banks party thereto, and Bank of America National Trust and Savings Association, as Agent (the "Agent"). The Credit Agreement is being amended by Amendment No. 2 thereto dated as of May 23, 1997 (the "Amendment").

      We confirm that our institution will not participate in the Credit Agreement upon the effective date of the Amendment. We herewith consent to the Amendment solely on condition that our existing Commitment under the Credit Agreement will terminate on May 23, 1997 and that all fees and other amounts owed to our institution under the Credit Agreement will be paid in full.

                                   [Name of Withdrawing Bank]


                                   By: __________________________
                                   Title: _______________________